Exhibit 99.1

HP Inc. 1501 Page Mill Palo Alto, CA 94304 hp.com

News Release HP Inc. to Acquire Poly Combination accelerates HP’s growth strategy and creates leading portfolio of hybrid work solutions

PALO ALTO, Calif., and SANTA CRUZ, Calif., March 28, 2022 – HP Inc. (NYSE: HPQ) today announced a definitive agreement to acquire Poly (NYSE: POLY), a leading global provider of workplace collaboration solutions, in an all-cash transaction for $40 per share, implying a total enterprise value of $3.3 billion, inclusive of Poly’s net debt.

The acquisition accelerates HP’s strategy to create a more growth-oriented portfolio, further strengthens its industry opportunity in hybrid work solutions, and positions the company for long-term sustainable growth and value creation.

The rise of hybrid work is creating sustained demand for technology that enables seamless collaboration across home and office environments. Approximately 75% of office workers are investing to improve their home setups to support new ways of working1. Traditional office spaces are also being reconfigured to support hybrid work and collaboration, with a focus on meeting room solutions. Currently, there are more than 90 million rooms, of which less than 10% have video capability2. As a result, the office meeting room solutions segment is expected to triple by 20243.

“The rise of the hybrid office creates a once-in-a-generation opportunity to redefine the way work gets done,” said Enrique Lores, President and CEO of HP. “Combining HP and Poly creates a leading portfolio of hybrid work solutions across large and growing markets. Poly’s strong technology, complementary go-to-market, and talented team will help to drive long-term profitable growth as we continue building a stronger HP.”

1 HP Proprietary Survey

2 Frost & Sullivan, State of the Global Video Conferencing Devices Market

3 Frost & Sullivan, State of the Global Video Conferencing Devices Market

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	1

Dave Shull, Poly CEO and President, added: “I am thrilled about the opportunity this represents for Poly, our employees, partners and customers. The combination gives us an opportunity to dramatically scale, reaching new markets and channels, supercharging our innovation with a like-minded partner. This transaction offers compelling and certain value for our shareholders and speaks to the hard work done by our teams to become a recognized leader in helping businesses everywhere meet the challenges of a generational disruption in the way people work.”

In a more hybrid world, cloud platforms like Zoom and Microsoft Teams will play an important role in innovating new experiences. Eric Yuan, Founder and CEO of Zoom added, “Highest quality audio and video has become an essential component of work across every industry, whether in an office, at home, or on the go. Bringing the Poly and HP offerings together will unlock new opportunities to partner with Zoom and turn any space into a hub for dynamic video collaboration.”

Poly will help drive the growth and scale of HP’s peripherals and workforce solutions businesses. Peripherals represent a $110 billion segment opportunity growing 9% annually, driven by the need for more immersive experiences. Workforce solutions represent a $120 billion segment opportunity that is growing 8% annually, as companies invest in digital services to set up, manage, and secure more distributed IT ecosystems. Poly’s devices, software and services, combined with HP’s strengths across compute, device management, and security, creates a robust portfolio of hybrid meeting solutions.

Poly is a leader in video conferencing solutions, cameras, headsets, voice and software. Together, HP and Poly will deliver a complete ecosystem of devices, software, and digital services to create premium employee experiences, improve workforce productivity, and provide enterprise customers with better visibility, insights, security, and manageability across their hybrid IT environments.

HP expects the transaction to be immediately accretive to HP’s revenue growth, margins, and non-GAAP EPS at close. With the expanded value proposition of a complete hybrid work solution, combined with HP’s scale and go-to-market capabilities, HP expects to realize substantial revenue synergies in peripherals as well as meeting room and workforce solutions. HP will be able to cross-sell across its global commercial and consumer sales channels, while driving incremental sales from combining Poly’s products with HP’s PC portfolio. As a result, HP expects to achieve $500 million of revenue synergies by FY25 and accelerate Poly’s revenue growth to an approximately 15% CAGR over the first three years after closing. In addition, HP expects the transaction to improve Poly’s operating margins by approximately six percentage points from current levels by FY25, driven by scale efficiencies across supply chain, manufacturing and overhead.

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	2

The transaction is expected to close by the end of calendar 2022, subject to Poly stockholder approval, required regulatory clearances, and the satisfaction of other customary closing conditions. HP will finance the transaction through a combination of balance sheet cash and new debt.

This transaction is consistent with HP’s capital returns program target. HP remains committed to aggressively buying back shares of at least $4 billion in FY22, and to returning significant capital to shareholders while continuing to invest in growth.

HP Conference Call

HP will be hosting a conference call with the investor community at 5:30 am PT/8:30 am ET. The call is accessible at www.hp.com/investor/hptoacquirepoly.

About HP Inc.

HP Inc. is a technology company that believes one thoughtful idea has the power to change the world. Its product and service portfolio of personal systems, printers, and 3D printing solutions helps bring these ideas to life. Visit http://www.hp.com.

About Poly

Poly (NYSE: POLY) creates premium audio and video products so you can have your best meeting -- anywhere, anytime, every time. Our headsets, video and audio-conferencing products, desk phones, analytics software and services are beautifully designed and engineered to connect people with incredible clarity. They're pro-grade, easy to use and work seamlessly with all the best video and audio-conferencing services. Poly MeetingAI delivers a broadcast quality video conferencing experience with Poly DirectorAI technology which uses artificial intelligence and machine learning to deliver real-time automatic transitions, framing and tracking, while NoiseBlockAI and Acoustic Fence technologies block-out unwanted background noise. With Poly (Plantronics, Inc. – formerly Plantronics and Polycom), you'll do more than just show up, you'll stand out. For more information visit www.Poly.com.

All other trademarks are the property of their respective owners.

Contacts

HP Communications & Investor Relations

MediaRelations@hp.com

InvestorRelations@hp.com

Poly Communications & Investor Relations

John Goodwin

John.goodwin@poly.com

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	3

Mike Iburg

Mike.Iburg@poly.com

Additional Information about the Proposed Transaction and Where to Find It

This communication is being made in respect of the proposed transaction involving HP, Prism Subsidiary Corp. and Poly, and may be deemed to be solicitation material in respect of such transaction. A meeting of the stockholders of Poly will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. Poly expects to file a proxy statement in both preliminary and definitive form and other relevant documents with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed transaction and the solicitation of proxies in connection therewith. Promptly after filing the definitive proxy statement with the SEC, Poly will mail the definitive proxy statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT POLY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Poly with the SEC in connection with the transaction at the SEC’s website (http://www.sec.gov). Copies of Poly’s definitive proxy statement, any amendments or supplements thereto, and any other relevant documents filed by Poly with the SEC in connection with the transaction will also be available, free of charge, at Poly’s investor relations website (https://investor.poly.com) or by contacting Poly’s Investor Relations at IR@poly.com.

Participants in the Solicitation

HP, Poly and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Poly’s stockholders in respect of the proposed transaction. Information concerning the ownership of Poly securities by Poly’s directors, executive officers and other members of management who may, under the rules of the SEC, be considered to be participants in the solicitation of Poly’s stockholders in connection with the proposed transaction can be found in their respective SEC filings on Forms 3, 4, and 5, as well as in Poly’s Definitive Proxy Statement for its 2021 Annual Meeting of Stockholders filed with the SEC on June 14, 2021 and Annual Report on Form 10-K for the fiscal year ended April 3, 2021 filed with the SEC on

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	4

May 18, 2021, in each case as supplemented by other public filings made, and to be made, with the SEC by Poly. Information concerning HP’s directors, executive officers and other members of management can be found in HP’s Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on February 23, 2022 and in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2021 filed with the SEC on December 9, 2021. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Poly intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements, estimates, projections or guidance that constitute forward-looking statements as defined under the U.S. federal securities laws about the proposed transaction based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the potential transaction between HP and Poly, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction (including anticipated accretion to earnings and free cash flow and anticipated EBITDA), future opportunities, and any other statements regarding HP’s or Poly’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Words or phrases such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “drives,” “aims,” “forecasts,” “approaches,” “seeks,” “schedules,” “predicts,” “projects,” “will,” “would,” “could,” “should,” “can,” “may,” “outlook,” “guidance,” “goals,” “objectives,” “strategies,” “opportunities,” “potential,” and similar terms or expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the companies’ control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date thereof. Unless legally required, HP and Poly undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	5

important factors that could cause actual results to differ materially from those in the forward-looking statements include the ability to obtain the requisite Poly stockholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied, including approval of the proposed transaction by Poly’s stockholders and receipt of regulatory approvals on the terms expected or on the anticipated schedules; the effects of disruption to HP’s or Poly’s respective businesses; the effect of this transaction on HP’s or Poly’s stock prices and Poly’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effects of industry, market, economic, political or regulatory conditions outside of HP’s or Poly’s control; HP’s ability to achieve the benefits from the proposed transaction, including its integration of the businesses and technologies; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against HP or Poly; the occurrence of any events, change or other circumstance that could give rise to termination of the merger agreement; the risk that any regulatory approval, consent or authorization that may be required or the proposed transaction is not obtained or is obtained subject to conditions that are not expected; and unknown liabilities. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are described in HP’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as well as in Poly’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended April 3, 2021. Other unpredictable or unknown factors not discussed in this document could also have material adverse effects on forward-looking statements.

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©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	6